=============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          -----------------------


                                  Form 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                          -----------------------


     Date of report (Date of earliest event reported): JANUARY 18, 2001


                            CENDANT CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        1-10308               06-0918165
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)   (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)                          IDENTIFICATION
                                                               NUMBER)


    9 WEST 57TH STREET NEW YORK, NY                                 10019
   (ADDRESS OF PRINCIPAL EXECUTIVE)                               (ZIP CODE)


                               (212) 413-1800
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    NONE
    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


=============================================================================




ITEM 5.        OTHER EVENTS.

         The registrant attaches as Exhibit 99.1 to, and incorporates by reference in, this current report on Form 8-K, a prospectus dated October 20, 1999 (the "Prospectus") to its registration statement on Form S-3, File No. 333-78447. The Prospectus relates to the issuance and sale of the registrant's new and additional FELINE PRIDES. The Prospectus is incorporated by reference into the registrant's preliminary prospectus supplement dated January 17, 2001 (the "Supplement") to the registrant's prospectus dated October 20, 1999 to its registration statement on Form S-3, File No. 333-86469. The Supplement relates to the issuance and sale of the registrant's special FELINE PRIDES.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(c)     Exhibits.


Exhibit No.          Description
-----------          -----------

99.1 Prospectus dated October 20, 1999 covering the issuance and sale of Cendant Corporation new and additional FELINE PRIDES.


                                 SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENDANT CORPORATION


                                        By: /s/ Eric J. Bock
                                           -----------------------------
                                           Eric J. Bock
                                           Senior Vice President, Law
                                           and Corporate Secretary


Date: January 18, 2001



                            CENDANT CORPORATION
                         CURRENT REPORT ON FORM 8-K
                       REPORT DATED JANUARY 18, 2001



                               EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1 Prospectus dated October 20, 1999 covering the issuance and sale of Cendant Corporation new and additional FELINE PRIDES